UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 4, 2009

Sino Fibre Communications, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52709	76-0616470
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Chrysler Building 405 Lexington Avenue, 26th Floor New York, New York	10174
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   +852-3101-7366

______________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

b.  Effective October 30, 2009, Shawnee Merten resigned as a director for personal reasons.

ITEM 7.01	REGULATION FD DISCLOSURE

The Company announced today the resignation of Shawnee Merten as director.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2009

SINO FIBRE COMMUNICATIONS, INC.

BY:	DANIEL MCKINNEY
Daniel S Mckinney
President and Principal Executive Officer.